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                                                               EXHIBIT NO. 10(m)

            *********ELECTRONIC COPY OF EXECUTION DOCUMENT***********
                                 LEASE AGREEMENT

           THIS LEASE is executed this 9th day of March____, 1999, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and PINNACLE DATA SYSTEMS, INC., an Ohio corporation ("Tenant")

                                   WITNESSETH:

                          ARTICLE 1 - LEASE OF PREMISES
                          -----------------------------

           SECTION 1.01.  BASIC LEASE PROVISIONS AND DEFINITIONS.

A.         Leased Premises (shown cross hatched on EXHIBIT A attached hereto):
           6600 Port Road, Groveport, OH 43125; (the "Building"); located in Rickenbacker Industrial Park (the "Park")

B.         Rentable Area:  approximately 56,601 rentable square feet

           Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. Landlord's determination of Rentable Area shall conclusively be deemed correct for all purposes hereunder.

C.         Tenant's Proportionate Share:  5.55%

D.         Minimum Annual Rent:

                      Years 1 - 5                 $202,065.60 per year
                      Years 6 - 10                $232,630.08 per year

E.         Monthly Rental Installments:

                      Months  1 -  60             $ 16,838.80 per month
                      Months 61 - 120             $ 19,385.84 per month

F.         Lease Term:  Ten (10) years

G.         Target Commencement Date: March 25, 1999

H.         Security Deposit:  $18,112.32

I.         Guarantor(s):  None

J. Broker(s): Duke Realty Limited Partnership representing Landlord and none representing Tenant

K. Permitted Use: Warehousing, storage, servicing, light assembly, office and related purposes

L.         Address for notices:

           Landlord:                Duke Realty Limited Partnership
                                    4700 Lakehurst Court, Suite 150

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                                    Dublin, OH  43017
                                    Attn:  Property Manager

           Tenant:                  Pinnacle Data Systems, Inc.
                                    6600 Port Road
                                    Groveport, OH  43125

           Address for rental and other payments:

                                    Duke Realty Limited Partnership
                                    4700 Lakehurst Court, Suite 150
                                    Dublin, OH  43017

           SECTION 1.02. LEASED PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises.

                         ARTICLE 2 - TERM AND POSSESSION
                         -------------------------------

           SECTION 2.01. TERM. The term of this Lease ("Lease Term") shall be for the period of time specified in Item F of the Basic Lease Provisions and shall commence on (i) the Target Commencement Date; or, if later, (ii) thirty
(30) days after Landlord has notified Tenant, in writing, that the current tenant in the Leased Premises has vacated the Leased Premises and Landlord can begin work on the Tenant Finish Improvements in the Leased Premises; such notice as defined herein shall be delivered to Tenant no later than March 31, 1999. In the event such notice has not been delivered to Tenant by March 31, 1999, Tenant has the option to terminate this Lease in its entirety. Tenant shall exercise its option to terminate by delivering written notice thereof to Landlord no later than April 7, 1999. In the event Tenant fails to notify Landlord of its desire to terminate this lease as defined herein, by April 7, 1999, such option shall be thereby waived, deleted in its entirety and considered null and void and all other provisions of this Lease shall remain in full force and effect. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises subject to latent defects of which Tenant shall give written notice to Landlord within six
(6) months after the Commencement Date hereof. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises subject to latent defects of which Tenant shall give written notice to Landlord within six (6) months of the Commencement Date hereof and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects. Landlord agrees that to the best of Landlord's actual knowledge, upon the Commencement Date of this Lease, the Building is structurally sound and all systems servicing the Leased Premises are in good working condition, order and repair subject to latent defects of which Tenant shall give written notice to Landlord within six
(6) months of the commencement date hereof.

         SECTION 2.02. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord agrees to perform and complete at Landlord's sole cost and expense the work on the Tenant Finish Improvements in the Leased Premises in accordance with Tenant's plans and specifications which have been mutually agreed upon by both Landlord and Tenant and attached hereto as EXHIBIT B (the "Tenant Finish Improvements") subject to events and delays due to causes beyond its reasonable control. Upon written notice from Landlord that the current tenant in the Leased Premises has vacated the Leased Premises and Landlord can begin work on the Tenant Finish Improvements in the Leased Premises, Tenant shall have the right and privilege of going onto the Leased Premises during the same thirty (30) day period to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment and any other materials installed or left in the Leased Premises.


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           SECTION 2.03. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear and damage by hazards for which Landlord is required under this Lease to carry insurance excepted. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property which is not removed within ten
(10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

           SECTION 2.04. HOLDING OVER. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at 150% of the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT
                                ----------------

           SECTION 3.01. BASE RENT. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated based upon a three hundred and sixty (360) day calendar year.

           SECTION 3.02. ADDITIONAL RENT. In addition to the Minimum Annual Rent Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," Tenant's Proportionate Share of all costs and expenses incurred by Landlord during the Lease Term for Real Estate Taxes and Operating Expenses for the Building and common areas (collectively "Common Area Charges").

           "Operating Expenses" shall mean all of Landlord's annual expenses for operation, repair, replacement and maintenance to keep the Building and common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which vary with occupancy and which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, management or administrative fees; utilities; stormwater discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; insurance premiums and deductibles and maintenance, repair and replacement of the driveways, parking areas (including snow removal), exterior lighting, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters and any and all Foreign Trade Zone fees. The cost of any capital improvement shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles), and only the current amortized portion shall be included in Operating Expenses.


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           "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas (or against Landlord's business of leasing the Building) by any authority having the power to so charge or tax, together with reasonable costs and expenses of contesting the validity or amount of Real Estate Taxes, (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall said fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Additionally, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Leased Premises. Landlord agrees to pass through the benefit of any property tax abatement to Tenant on a pro rata basis.

           SECTION 3.03. PAYMENT OF ADDITIONAL RENT. Landlord shall make a good faith estimate of the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent.

           SECTION 3.04. LATE CHARGES. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate (as reported in the WALL STREET JOURNAL of interest ("Prime Rate") plus six percent (6%) per annum. Provided however, that such penalty shall not apply if there is then no continuing default by Tenant under this Lease, and landlord shall provide Tenant with a written courtesy notice of the first monetary default by Tenant in any consecutive twelve (12) month period and Tenant shall have an additional five (5) days after the date of such notice to cure such default before Landlord applies its late charges under this subparagraph; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time with respect to any particular default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment defaults in the aggregate.

                          ARTICLE 4 - SECURITY DEPOSIT
                          ----------------------------

           Tenant, upon execution of this Lease, shall deposit with Landlord the Security Deposit as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. In the event of a default by Tenant Landlord may apply all or any part of the Security Deposit to cure all or any part of such default; and Tenant agrees to promptly, upon demand, deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this section shall be without interest. At the end of the Lease Term, provided that there is then no uncured default, Landlord shall return the Security Deposit to Tenant within thirty (30) days of the expiration or earlier termination of the Lease Term.

                                 ARTICLE 5 - USE
                                 ---------------

           SECTION 5.01. USE OF LEASED PREMISES. The Leased Premises are to be used by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord.


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           SECTION 5.02. COVENANTS OF TENANT REGARDING USE. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including any rules and regulations that may be adopted by Landlord from time to time. Tenant shall not permit anything to be done in or about the Leased Premises or common areas which constitutes a nuisance or which unreasonably interferes with the rights of other tenants or injures them. Landlord shall use commercially reasonable efforts to uniformly enforce any and all rules and regulations of the Building. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials by Tenant shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged.

           SECTION 5.03. LANDLORD'S RIGHTS REGARDING USE. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant, (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem commercially reasonable, necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas as it shall deem necessary or proper and consistent with applicable laws, regulations and ordinances; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon reasonable notice (except in an emergency when no notice shall be required), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be coordinated with Tenant except in the event of an emergency and shall be at Tenant's expense, except as provided in SECTION 7.02 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES
                       ----------------------------------

           Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable good faith determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services providers) and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Except as otherwise provided herein, Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Landlord shall choose the service provider.

           Landlord represents it will use good faith commercially reasonable efforts to minimize service disruptions and to restore such services as promptly as possible. Notwithstanding anything in this Lease to the contrary, if (i) the restoration of service is entirely within Landlord's control, (ii) Landlord negligently fails to restore such service within a reasonable time, and (iii) the Leased Premises are untenantable (meaning that Tenant is unable to use such space in the normal course of its business for the use permitted under this Lease) for more than five (5) consecutive business days, then Tenant shall notify Landlord (and Landlord's lender, if any) in writing that Tenant intends to abate rent. If service has not been restored within five (5) days of Landlord's receipt of Tenant's notice, then Minimum Annual Rent and Additional Rent shall abate on


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a per diem basis for each day after such five (5) day period during which the
Leased Premises remain untenantable. Such abatement shall be Tenant's sole remedy for Landlord's failure to restore service as set forth above, and Tenant shall not be entitled to damages (consequential or otherwise) as a result thereof.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS
                       -----------------------------------

           SECTION 7.01. TENANT'S RESPONSIBILITY. During Lease Term, Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs and replacements thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors, sprinkler and plumbing systems, and shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems, and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord's standard maintenance criteria, and shall provide for the inspection and maintenance of the heating, ventilating and air conditioning system on not less than a semi-annual basis.

           SECTION 7.02. LANDLORD'S RESPONSIBILITY. During the term of this Lease, Landlord shall maintain in good condition and repair, and replace as necessary, the roof, exterior walls, foundation and structural frame of the Building and the parking and landscaped areas and lighting thereof and shall clean and maintain the common areas (including parking areas) including, without limitation, the removal of snow and ice, the costs of which shall be included in Operating Expenses except those items for which Landlord is reimbursed by insurance and/or paid pursuant to warranties; provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense.

           SECTION 7.03. ALTERATIONS. Tenant shall not permit alterations in or to the Leased Premises unless and until the plans have been approved by Landlord in writing, which approval shall not be unreasonably delayed or denied. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty
(30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                              ARTICLE 8 - CASUALTY
                              --------------------

           SECTION 8.01. CASUALTY. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing. In the event of total or partial destruction of the Building by fire or other casualty


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which renders the Leased Premises untenantable, Landlord shall use commercially reasonable efforts to assist Tenant in finding temporary space for Tenant's business operations.

           SECTION 8.02. FIRE AND EXTENDED COVERAGE INSURANCE. During the Lease Term, Landlord shall maintain all risk coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of SECTION 9.01, Landlord shall not be liable for any damage to Tenant's property, regardless of cause, including the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of
SECTION 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance however such damage is caused, including the negligence of Tenant and its employees, agents and invitees. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE
                         -------------------------------

           SECTION 9.01. TENANT'S RESPONSIBILITY. Tenant shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Landlord and hold it harmless from any and all liability for any loss or damage or injury to any person (including death resulting therefrom) or property occurring in the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's insurance as provided in SECTION 8.02 and except for that caused directly by the sole negligence of Landlord or its employees, agents, customers or invitees; and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

           SECTION 9.02. TENANT'S INSURANCE. Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.         Worker's Compensation:  minimum statutory amount.

B. Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

C. All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.         Business interruption insurance.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant.

SECTION 9.03. LANDLORD'S RESPONSIBILITY. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from, any and all liability for any loss of or damage or injury to person (including death resulting therefrom) or property (other than Tenant's property as provided in Section 8.02) occurring in, on or about the common areas, regardless of cause, except for that caused by the sole negligence of Tenant or its employees, agents, customers or invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

                           ARTICLE 10 - EMINENT DOMAIN
                           ---------------------------

           If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date that actual possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become unusable by Tenant for the Permitted Use, Tenant may terminate this Lease as of the date that actual possession thereof is taken by giving written notice to Landlord. All damages awarded shall belong to Landlord; provided, however, that Tenant shall be entitled to any award expressly made to Tenant by any governmental authority for the cost of or the removal of Tenant's stock, equipment and fixtures and other moving expenses.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE
                      ------------------------------------

           Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied (provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant in the Building or the Park). In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if Tenant publicly advertises in any manner that the proposed rent is to be less than the then current rent for similar premises in the Park. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises.

                       ARTICLE 12 - TRANSFERS BY LANDLORD
                       ----------------------------------

           SECTION 12.01. SALE OF THE BUILDING. Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder after the date of such conveyance.

        SECTION 12.02. SUBORDINATION AND ESTOPPEL CERTIFICATE. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. Within ten
(10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any reasonable instrument which Landlord deems necessary or desirable to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying (i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default. Upon written request by Tenant and at Tenant's sole cost and expense, Landlord shall use commercially reasonable efforts to obtain a Non-Disturbance Agreement reasonably acceptable to Tenant, Landlord, and the Landlord's successor or lender.

                         ARTICLE 13 - DEFAULT AND REMEDY
                         -------------------------------

           SECTION 13.01. DEFAULT. The occurrence of any of the following shall be a Default":

           (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) days after the same is due.

           So long as there is then no continuing default by Tenant under this Lease, Landlord shall provide Tenant with a written courtesy notice of the first monetary default by Tenant in any consecutive twelve (12) month period and Tenant shall have an additional five (5) days after the date of such notice to cure such default before Landlord exercises its default remedies; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time with respect to any particular default, nor more than two (2) times in any consecutive twelve (12) month period with respect to any payment defaults in the aggregate.

           (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than ten days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

           (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

           (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

           SECTION 13.02. REMEDIES. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

           (a) Landlord may apply the Security Deposit or re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

           (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

           (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the present value (discounted at the Prime Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

           (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

           SECTION 13.03.  LANDLORD'S DEFAULT AND TENANT'S REMEDIES.
Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

           SECTION 13.04. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

           SECTION 13.05. NONWAIVER OF DEFAULTS. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

           SECTION 13.06. ATTORNEYS' FEES. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT
                ------------------------------------------------

           Landlord shall have the right upon at least ninety (90) days' prior written notice to Tenant and with Tenant's approval which shall not be unreasonably withheld, conditioned or delayed, to relocate Tenant and to substitute for the Leased Premises other space in the Building or in the Park containing at least as much rentable area as the Leased Premises. Such substituted space shall have the same tax abatement benefits and Foreign Trade Zone status as the Leased Premises and be improved by Landlord, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Landlord shall reimburse Tenant for all reasonable expenses incurred in connection with such relocation. Landlord shall coordinate any relocation with Tenant and shall use commercially reasonable efforts to minimize disruption to Tenant's business. In no event shall Landlord be liable to Tenant for any consequential damages as a result of any such relocation, including, but not limited to, loss of business income or opportunity.

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                 ----------------------------------------------
                  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.
                  --------------------------------------------

           SECTION 15.01. DEFINITIONS.

           a. "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

           b. "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws.

           SECTION 15.02. COMPLIANCE. With respect to Tenant's use, occupancy, maintenance or alteration of the Leased Premises, Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant whether such notice shall be served upon Landlord or Tenant.

           SECTION 15.03. RESTRICTIONS ON TENANT. Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

         SECTION 15.04. NOTICES, AFFIDAVITS, ETC. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to
(i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

           SECTION 15.05. LANDLORD'S RIGHTS. Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

           SECTION 15.06. TENANT'S INDEMNIFICATION. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

           SECTION 15.07. LANDLORD'S REPRESENTATION. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS
                           --------------------------

           SECTION 16.01. BENEFIT OF LANDLORD AND TENANT. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

           SECTION 16.02. GOVERNING LAW. This Lease shall be governed in accordance with the laws of the State of where the Building is located.

           SECTION 16.03. GUARANTY. In consideration of Landlord's leasing the Leased Premises to Tenant, Tenant shall provide Landlord with a Guaranty of Lease executed by the guarantor(s) described in the Basic Lease Provisions, if any.

           SECTION 16.04. FORCE MAJEURE. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

           SECTION 16.05. EXAMINATION OF LEASE. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

           SECTION 16.06. INDEMNIFICATION FOR LEASING COMMISSIONS. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto.

           SECTION 16.07. NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If delivered in person, notice shall be deemed given as of the delivery date. If sent by overnight courier, notice shall be deemed given as of the first business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three (3) business days after mailing. Either party may change its address by giving written notice thereof to the other party.

           SECTION 16.08. PARTIAL INVALIDITY; COMPLETE AGREEMENT. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect.. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

           SECTION 16.09. FINANCIAL STATEMENTS. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, a copy of Tenant's most recent financial statements (certified and audited if the Minimum Annual Rent hereunder exceeds $100,000) prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

           SECTION 16.10. REPRESENTATIONS AND WARRANTIES. The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; and (ii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

           SECTION 16.11. AGENCY DISCLOSURE. Tenant acknowledges having reviewed the Agency Disclosure Statement and Tenant acknowledges that said Statement is signed and attached hereto and made a part hereof as EXHIBIT C. The broker identified as representing Landlord in Item J of Section 1.01 hereof, and its agents and employees, have represented only Landlord, and have not in any way represented Tenant, in the marketing, negotiation and completion of this lease transaction.

           SECTION 16.12. RIGHT OF FIRST OFFER. Provided that (i) Tenant has not been in default hereunder at any time during the Lease Term, (ii) the creditworthiness of Tenant is then acceptable to Landlord, (iii) Tenant named herein remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, and (iv) the current use of the Leased Premises is acceptable to Landlord, and subject to any rights of other tenants to the Offer Space, Landlord shall notify Tenant in writing ("Landlord's Notice") of the availability of the space shown crosshatched on the attached EXHIBIT A containing approximately 53,000 rentable square feet of space (the "Offer Space") before entering into a lease with a third party for such Offer Space. Tenant shall have five (5) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Offer Space on the terms and conditions contained in Landlord's Notice. In the event Tenant fails to notify Landlord of its acceptance within said five (5) day period, such failure shall be conclusively deemed a waiver of Tenant's Right of First Offer and a rejection of the Offer Space with respect to that particular Landlord's Notice , whereupon Tenant shall have no further rights with respect to the Offer Space with respect to that particular Landlord's Notice and Landlord shall be free to lease the Offer Space to a third party. In the event such Offer Space becomes available after Tenant has waived it rights hereunder with respect to any particular Landlord Notice of offer, and subject to provisions (i) through (iv) of this Section 16.12, Landlord shall provide Tenant with Landlord's Notice of the subsequent offer and Tenant shall be entitled to exercise its Right of First Offer as specified above. Provided, however, that nothing herein shall operate to require Landlord to serve more than Landlord's Notice with repsect to any single period of offer or to prevent a tenant of the Offer Space from renewing or extending its lease thereof. In the event Tenant accepts the Offer Space on the terms and conditions specified in the Landlord's Notice, the term for the Offer Space shall be coterminous with the term for the original Leased Premises; provided, however, that the minimum term for the Offer Space shall be sixty (60) months and the Term for the original Leased Premises shall be extended, to be coterminous with the term for the Offer Space. The Minimum Annual Rent for the Offer Space shall be equal to the rate which is then being quoted by Landlord to prospective new tenants for the Offer Space, excluding free rent and other concessions. The Minimum Annual Rent for the original Leased Premises during any such extended term shall be an amount equal to one hundred and fifteen percent (115%) of the highest Minimum Annual Rent payable during the Lease Term for the original Leased Premises.

           SECTION 16.13. OPTION TO EXTEND. A. GRANT AND EXERCISE OF OPTION. Provided that (i) Tenant has not been in default hereunder at any time during the Term of this Lease (the "Original Term"), (ii) the creditworthiness of Tenant is then acceptable to Landlord, (iii) Tenant named herein remains in possession of and has been continuously operating in the entire Premises throughout the Original Term and (iv) the current use of the Premises is acceptable to Landlord, Tenant shall have one (1) option to extend the Original Term for one (1) additional period of five (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than nine (9) months prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord shall notify Tenant of the Rent Adjustment no later than ninety (90) days prior to the commencement of the Extension Term. Tenant shall be deemed to have accepted the Rent Adjustment if it fails to deliver to Landlord a written objection thereto within five (5) business days after receipt thereof. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term, within thirty (30) days after Tenant's acceptance of the Rent Adjustment.

           B. MARKET RENT ADJUSTMENT. The Minimum Annual Rent for the Extension Term shall be Four Dollars and Seventy-Two Cents ($4.72) per rentable square foot of the Leased Premises. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

           SECTION 16.14. TENANT CONTINGENCY. In the event that Tenant has not received a grant under the State of Ohio Job Creation Tax Credit program giving a credit against State of Ohio income taxes with respect to new employees hired by Tenant in connection with the Leased Premises providing for a credit based upon the Ohio income tax payroll withholding applicable to such new employees, on terms and conditions acceptable to Tenant in its sole discretion on or before March 22, 1999, Tenant shall be entitled to terminate this Lease. Tenant shall exercise its right to terminate this Lease as provided for herein by giving written notice to Landlord of its intention to terminate within five (5) days of March 22, 1999.

           SECTION 16.15. PARKING. During the initial Lease Term and provided Tenant is not in Default hereunder, Tenant shall have use of seventy-five (75) non-reserved parking spaces located in the parking areas adjacent to the Building which parking areas are shown on EXHIBIT A and are non-exclusive and for the use of all Building tenants. Tenant shall not pay a fee for the use of such parking spaces. Only one vehicle shall be parked in each space at any one time.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

WITNESS:                               LANDLORD:

 /s/ Jeffrey D. Palmquist              DUKE REALTY LIMITED PARTNERSHIP,
--------------------------------
 Jeffrey D. Palmquist                  an Indiana limited partnership
--------------------------------
(printed)
                                       By:    Duke Realty Investments, Inc.,
 /s/ Melanie Martin                           its General Partner
--------------------------------
 Melanie Martin
--------------------------------
(printed)                                     By: /s/ J. Kurt Dehner
                                                  -------------------------------------
                                                  J. Kurt Dehner
                                                  Vice President
                                                  Columbus Industrial Group



WITNESS:                               TENANT:

 /s/ Thomas J. Carr                    PINNACLE DATA SYSTEMS, INC., an Ohio corporation
--------------------------------
 Thomas J. Carr
--------------------------------
(printed)                              By: /s/ John D. Bair
                                           --------------------------------------------

 /s/ C. C. Hahn                        Printed: John D. Bair
--------------------------------               ----------------------------------------
C. R. Hahn
--------------------------------
(printed)                              Title: President
                                              -----------------------------------------
________________________                      2/25/99




STATE OF OHIO                    )
                                 ) SS:
COUNTY OF FRANKLIN               )

         Before me, a Notary Public in and for said County and State, personally appeared J. Kurt Dehner, by me known and by me known to be the Vice President, Columbus Industrial Group, of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the above and foregoing Lease Agreement for and on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 9th day of March____, 1999.

                                         /s/ Melanie Kay Martin
                                     -------------------------------------------
                                     Notary Public

                                         Melanie Kay Martin
                                     -------------------------------------------
                                     (Printed Signature)

My Commission Expires:    March 6, 2000
                      ------------------------------

My County of Residence:    Franklin
                        ------------------------

STATE OF______________________)
                              ) SS:
COUNTY OF_____________________)

         Before me, a Notary Public in and for said County and State, personally appeared __JOHN D. Bair______________, by me known and by me known to be the ___PRESIDENT_________, of Pinnacle Data Systems, Inc., an Ohio corporation, who acknowledged the execution of the above and foregoing Lease Agreement for and on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 25 day of February___, 1999.

                                    /s/ Jacqueline Miller
                               -------------------------------------------------
                               Notary Public

                                    Jacquiline Miller
                               -------------------------------------------------
                               (Printed Signature)

My Commission Expires:   Jan 24, 2000
                      --------------------------

My County of Residence:    Franklin
                       -------------------------

Exhibits:
---------

         Exhibit A - Leased Premises
         Exhibit B - Tenant Improvements
         Exhibit C - Agency Disclosure Statement
         Exhibit D - Building Rules and Regulations
         Exhibit E - Letter of Understanding

                                    EXHIBIT D
                                    ---------

                              RULES AND REGULATIONS

       (These Rules and Regulations have been adopted for the purpose of insuring order and safety in the Building and of maintaining the rights of Tenant and of the Landlord.)

       1. The sidewalks, entrances, driveways and roadways serving and adjacent to the Leased Premises, are the property of the Landlord, and shall not be obstructed or used for any purpose other than ingress and egress. The Landlord shall in all cases retain the right to control and prevent access to the Property, of all persons whose presence, in the judgment of the Landlord or its employees, shall be prejudicial to the safety, character, reputation or interests of the property or neighboring buildings.

       2. No awnings or other projections shall be attached to the outside walls of the Building. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

       3. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown herein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

       4. No Tenant shall mark, paint, drill into or in any way deface any part of the exterior Leased Premises or in the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord and Landlord may direct.

       5. No birds or animals of any kind shall be brought onto or kept in or about the Property, and no cooking shall be done or permitted by any Tenant on the Leased Premises, except that the preparation of coffee, tea, hot chocolate and similar items and the use of a microwave oven for Tenants and their employees shall be permitted provided power shall not exceed that amount which can be provided by a 30-amp circuit. No Tenant shall cause or permit any unusual or objectionable odors to be produced or permeate outside the Leased Premises.

       6. No Tenant shall operate a business or an office in the Leased Premises for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a retail or wholesale store or general office, in contradiction to the permitted use in this Lease, without the express written consent of Landlord, not to be unreasonably withheld. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

       7. No Tenant shall make, or permit to be made, any noise which may disturb or interfere with occupants of neighboring buildings whether by the use of any musical instrument, radio, phonograph, unusual noise or in any other way.

       8. No Tenant, subtenant or assignees nor any of its servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance, other than that which is ordinary and necessary for the Tenant's use of the Leased Premises, as contemplated herein.

       9. Each Tenant must upon the termination of its tenancy, deliver to the Landlord all keys to the offices, storage rooms, toilet rooms, either furnished to, or otherwise procured by, such Tenant.

       10. All persons employed by any Tenant to do work upon the Leased Premises, while in the Building and outside of the Leased Premises, shall be subject to and under the control and direction of the Tenant, and Tenant shall be responsible for all acts of such persons.

       11. Canvassing, soliciting and peddling in the adjacent buildings are prohibited, and each Tenant shall report and otherwise cooperate to prevent the same.

       12. Tenant agrees that it shall not discriminate upon the basis of race, color, religion, sex or national origin in the use and occupancy or in any sublease or subletting of the Leased Premises.

       13. No outside storage is permitted including without limitation the storage of trucks and other vehicles.

       14. The Landlord reserves the right to reasonably rescind, modify or supplement any of these rules and to make such other and further reasonable rules and regulations which, in the Landlord's judgment may from time to time be necessary for the safety and cleanliness of the Leased Premises, and for the assurance of good order therein. Landlord agrees to provide Tenant with a copy of said rules which shall be deemed a part of this Lease.

Anything contained in these Rules and Regulations which is contrary to or inconsistent with any express provision of the Lease shall be void and of no force and effect.

                                    EXHIBIT E
                                    ---------

                             LETTER OF UNDERSTANDING

Tenant:                             _______________________________ ("Tenant")

Landlord:                           DUKE REALTY LIMITED PARTNERSHIP ("Landlord")

Regarding:                          Lease by and between Tenant and Landlord dated _____________ 199_
                                    (the "Lease")

Leased Premises:                    _____________________________________

                                    -------------------------------------
                                    ______, Ohio 43___
                                    (the "Leased Premises")

         As of this date, Tenant confirms and acknowledges as follows:

         1. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as indicated above; and the Lease represents the entire agreement between the parties as to this leasing and/or Tenant's rights to the Leased Premises.

         2. The term of the Lease commenced on ______________, 199_ (the "Commencement Date") and expires on _____________,_____ (the "Expiration Date").

         3. Tenant hereby accepts possession of the Leased Premises for occupancy and acknowledges that the condition of the Leased Premises, including the Tenant Finish Improvements, and the Building are satisfactory and in conformity with the provisions of the Lease.

         The statements contained herein are true and may be relied upon by Landlord.

         Executed this _____ day of _______________, 1999.

                                          TENANT:

                                          --------------------------------------


                                          By:___________________________________

                                          Printed:______________________________

                                          Title:________________________________